UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 2, 2013

ST. JUDE MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-12441	41-1276891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One St. Jude Medical Drive
St. Paul, Minnesota 55117
(Address of principal executive offices, including zip code)

(651) 756-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

          On April 2, 2013, St. Jude Medical, Inc. (the “Company”) and U.S. Bank National Association, as trustee (the “Trustee” and, together with the Company, the “Parties”), entered into a Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) to the Indenture (the “Indenture”), dated as of July 28, 2009, by and between the Parties. The Indenture was filed as Exhibit 4.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on July 28, 2009. The Fourth Supplemental Indenture relates to the Company’s 3.25% Senior Notes due 2023 (the “2023 Senior Notes”) and 4.75% Senior Notes due 2043 (the “2043 Senior Notes” and, together with the 2023 Senior Notes, the “Notes”). On April 2, 2013, the Company issued and sold $900 million aggregate principal amount of the 2023 Senior Notes and $700 million aggregate principal amount of the 2043 Senior Notes in a public offering pursuant to the Company’s Registration Statement on Form S-3 (No. 333-187405) filed with the Securities and Exchange Commission on March 21, 2013. The Fourth Supplemental Indenture includes the form of the Notes.

          The 2023 Senior Notes will pay interest semi-annually at a rate of 3.25% per annum until April 15, 2023, and the 2043 Senior Notes will pay interest semi-annually at a rate of 4.75% per annum until April 15, 2043. The Company intends to use the net proceeds from the sale of the Notes to redeem in full (i) the Company’s 3.750% Senior Notes due July 15, 2014 (the “2014 Notes”), of which $700 million aggregate principal amount was outstanding as of the date of this Form 8-K, and (ii) the Company’s 4.875% Senior Notes due July 15, 2019 (together with the 2014 Notes, the “Existing Notes”), of which $500 million aggregate principal amount was outstanding as of the date of this Form 8-K, as well as for general corporate purposes, which may include the repayment of short-term indebtedness. On April 2, 2013, the Company issued a notice to holders of the Existing Notes that it will redeem the Existing Notes in full on May 2, 2013.

          The Fourth Supplemental Indenture contains certain restrictions, including a limitation that restricts the Company’s ability and the ability of certain of its subsidiaries to create or incur secured indebtedness, enter into sale and leaseback transactions and consolidate, merge or transfer all or substantially all of the Company’s assets and the assets of its subsidiaries.

          The Fourth Supplemental Indenture is filed herewith as Exhibit 4.1. The description of the Fourth Supplemental Indenture herein is qualified by reference thereto.

Item 2.03.	Creation of a Direct Financial Obligation of a Registrant.

          The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

          The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
4.1	Fourth Supplemental Indenture, dated as of April 2, 2013, between the Company and U.S. Bank National Association, as Trustee.
5.1	Opinion Letter of Jason A. Zellers regarding the validitiy of the Notes.
5.2	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.
23.1	Consent of Jason A. Zellers (included as part of Exhibit 5.1).
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.2).

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JUDE MEDICAL, INC.

Dated: April 2, 2013	By:	/s/ Jason A. Zellers
		Name:	Jason A. Zellers
		Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1	Fourth Supplemental Indenture, dated as of April 2, 2013, between the Company and U.S. Bank National Association, as Trustee.
5.1	Opinion Letter of Jason A. Zellers regarding the validitiy of the Notes.
5.2	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.
23.1	Consent of Jason A. Zellers (included as part of Exhibit 5.1).
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.2).